                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported)
                                 March 7, 1997



                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 0-18312               76-0252850
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)

2835 Holmes Road, Houston, Texas                 77051
(Address of principal executive offices)      (Zip Code)


                                (713) 799-5100
             (Registrant's telephone number, including area code)
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                                     Total Number of Pages:   70
                                                                            ----
                                                Exhibit Index Located at Page  4
                                                                              --

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On March 7, 1997, pursuant to that certain Agreement and Plan of Merger dated as of March 7, 1997 by and among Tuboscope Vetco International Corporation, a Delaware corporation (the "Company"), FGS Acquisition Corp., a Texas corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Fiber Glass Systems, Inc., a Texas Corporation ("FGS"), Merger Sub was merged with and into FGS, with FGS continuing as a wholly owned subsidiary of the Company (the "Merger"). Upon consummation of the Merger, the outstanding shares of capital stock of FGS were converted into the right to receive (i) 1,689,542 shares of Common Stock of the Company and $906,869.01 in cash and (ii) up to an additional 726,316 shares of Common Stock of the Company and $355,260 in cash pursuant to certain earnout provisions (relating to FGS' fiscal 1997 performance) contained in the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Fiber Glass Systems, Inc.

              It is impracticable to provide the required financial statement at the time of the filing of this report. The required financial statements will be filed within 60 days of the date hereof.

         (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed within 60 days of the date hereof.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger dated as of March 7, 1997 by and among Tuboscope Vetco International Corporation, FGS Acquisition Corp. and Fiber Glass Systems, Inc.

        99.1  Text of Press Release dated March 10, 1997.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TUBOSCOPE VETCO INTERNATIONAL CORPORATION



Date: March 19, 1997         By:  /s/ Joseph C. Winkler
                                  ----------------------
                                  Joseph C. Winkler
                                  Executive Vice President, Chief Financial
                                   Officer and Treasurer

                           EXHIBIT INDEX TO FORM 8-K


                                                                                      Sequentially
Exhibit No.                                 Description                              Numbered Page
2.1              Agreement and Plan of Merger by and among Tuboscope Vetco                 5
                 International Corporation, FGS Acquisition Corp. and Fiber Glass
                 Systems, Inc.

99.1             Text of Press Release dated March 10, 1997                               70